                                                                   EXHIBIT 10.72

                       MORTGAGE LOAN PURCHASE AGREEMENT
                       ---------------------------------


    This is a Mortgage Loan Purchase Agreement (the "Agreement"), dated as of May 28 1997, by and between SAXON MORTGAGE, INC., a Virginia corporation,
    ------
("Saxon" or the "Purchaser"), and PAN AMERICAN BANK, FSB (the "Seller").

                                    RECITALS

    1. The Seller desires to sell certain mortgage loans (the "Mortgage Loans") to the Purchaser and the Purchaser desires to purchase such Mortgage Loans from the Seller.

    2. The parties intend hereby to set forth the terms and conditions upon which the transaction will be effected.

                                   AGREEMENT

    NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

    SECTION 1. Definitions. Whenever used herein, the following words and
               -----------
phrases, unless the context otherwise requires, shall have the following meanings.

    Borrower: Each person liable as maker of the Note evidencing the related
    --------
Mortgage Loan or executing the Mortgage securing such Loan.

    Certified Copy: A photocopy bearing a certificate signed by an officer of
    --------------
Seller, or, in the case of recorded documents, signed by the title company or the escrow/settlement agent responsible for recording such document, certifying that such copy represents a true and correct reproduction of the original of such document and, in the case of any recorded document, that such original has been sent for recordation in the appropriate jurisdiction.

    Closing Date:  May 28, 1997,  (or, if no different date has been specified
    -------------  ------------
the preceding blank space, the date of this Agreement) or as soon thereafter as the conditions to payment of the Purchase Price contained in this Agreement can be met; the actual date of payment of the Purchase Price shall be deemed to be the Closing Date.

    Cut-off Balance:  As to each Mortgage Loan, the scheduled unpaid principal
    ------- -------
balance thereof as of the close of business on the Cut-off Date after application of (i)

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

scheduled payments of principal due on or before the Cut-off Date, whether or not collected, and (ii) all other recoveries of principal collected on or before the Cut-off Date.

    Cut-off Date: The first day of the month in which the Closing Date occurs.
    ------------

    FHLMC: The Federal Home Mortgage Corporation, or any successor thereto.
    -----

    FNMA:   The Federal National Mortgage Association, or any successor thereto.
    ----

    Mortgage or Security Instrument: A valid mortgage, deed of trust, or other
    -------------------------------
form of security instrument customary under the laws and practices of the Property State for the purpose of creating a voluntary lien on residential real estate.

    Mortgage Loan or Loans:  The mortgage loans to be delivered to the Purchaser
    ----------------------
pursuant to this Agreement, as more particularly described in the schedule of Mortgage Loans attached to this Agreement as Exhibit 3, and the documents relating to each such loan required to be delivered pursuant to the Saxon Shipping Manual.

    Mortgage File: As to each Mortgage Loan, a file containing all of the
    -------------
documents relating to each such Mortgage Loan required to be delivered pursuant to this Agreement.

    Mortgage Note: The note evidencing each Mortgage Loan indebtedness.
    -------------

    Mortgaged Premises: The property described in the Mortgage as securing the
    ------------------
Mortgage Loan.

    Originator:  The Seller, or, as to a Mortgage Loan originated by an entity
    ----------
other than the Seller, such other originator.

    Property State: The jurisdiction in which the Mortgaged Premises are
    --------------
located.

    Purchase Price:Purchase Price Percentage: See Section 2(b) hereof.
    ----------------------------------------

    Saxon Shipping Manual. The manual setting forth Saxon's general document
    ---------------------
shipping requirements entitled the "Saxon Shipping Manual" as provided to Seller on or before the date of this Agreement .

    Servicing Transfer Effective Date: If the Closing Date occurs 16 or more
    ---------------------------------
days prior to the end of a calendar month, the Servicing Transfer Effective Date shall be the FIRST day of the month immediately following the month in which the Closing Date occurs; if the Closing Date occurs fewer than 16 days prior to the end of a calendar month, the Servicing Transfer Effective Date shall be the first day of the SECOND month following the month in which the Closing Date occurs.

    SECTION 2. AGREEMENT TO SELL AND PURCHASE.
               -------------------------------

    (a) Pursuant to the terms of this Agreement, the Purchaser agrees to purchase and the Seller hereby agrees to sell, transfer, assign set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all right, title and interest of the Seller in and to the Mortgage Loans.

    (b) The purchase price for the Mortgage Loans (the "Purchase Price") shall be equal to the Cut-off Balance of each Mortgage Loan, multiplied by the percentage of par (the "Purchase Price Percentage") agreed upon by the parties pursuant to that certain Commitment Letter to the Seller from the Purchaser, dated as of May 22, 1997 (the "Commitment Letter") a copy of which is attached
            ------------
hereto as Exhibit 1, plus accrued interest on each Mortgage Loan at the interest rate provided in each related Mortgage Note from the Cut-off Date through the day prior to the Closing Date.

    The Purchaser shall be entitled to (1) all principal and interest due after the Cut-off Date, (2) all other recoveries of principal collected after the Cut-off Date, provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected thereafter shall belong to the Seller.

    (c) This sale of the Mortgage Loans shall be made on a "servicing released" basis and shall constitute a transfer by the Seller to the Purchaser of all rights of every kind with respect to the servicing of each Mortgage Loan. This transfer of the servicing rights to the Purchaser will be effective as of the Servicing Transfer Effective Date. In the interim between the Closing Date and the Servicing Transfer Effective Date, the Seller will service the Mortgage Loans in accordance with FNMAI/FHLMC guidelines. Seller shall deliver to each Borrower the notice of transfer of servicing required by law (commonly known as the "goodbye letter") no fewer than 15 days prior to the Servicing Transfer Effective Date.

    (d) Upon request of Saxon, Seller agrees to refund to Saxon any above-par portion of the Purchase Price of any Mortgage Loan which refinances for any reason within six (6) months of sale by Seller to Saxon, provided, however, that the amount of the above-par portion to be refunded shall be offset by the amount of any prepayment penalty received by Saxon respecting such loan.

    SECTION 3. TRANSFER AND DELIVERY OF DOCUMENTS AND OTHER INFORMATION.
               --------------------------------------------------------

    A. Ownership of each Mortgage Loan, and the related Mortgage File, shall be transferred to Purchaser upon payment of the Purchase Price. Seller shall also provide a schedule setting forth the following information with respect to each Mortgage Loan: (1) Mortgage Loan number, (2) Borrower name and address, (3) occupancy type, (4) Mortgage Loan purpose, (5) first payment date, (6) original loan-to-value (LTV) ratio, (7) original balance, (8) Cut-off Balance, (9) documentation type, (10) date through which the Loan is paid, (11) original term to maturity, and (12) the Note interest rate as of the Cut-off Date.

    Each Mortgage File shall contain the following documents for the related Mortgage Loan provided, however, that if the original of any document specified in Paragraphs 2, 3, or 4 of this Section has been sent for recording and not yet returned, a Certified Copy thereof shall be delivered at closing. Seller shall cause the original of each such document to be delivered to the Purchaser as soon as it is available bearing evidence of such recordation, but in any event on or before six (6) months after the closing of this sale, or upon demand of Purchaser, repurchase the Mortgage Loan at the Repurchase Price calculated pursuant to Section 6(b) hereof:

    1. Original executed Note, together with the original of any surety agreement or guaranty agreement relating to the Note or any such assumption agreement, endorsed without recourse to the order of "Texas Commerce Bank National Association, as Custodian," which acts as custodian for the Purchaser, together with the original of any and all of the following which exist with respect to the Note:
    .  Conversion option agreement
    .  Buydown Agreement
    .  Modification agreement or any other agreement affecting Note terms
    .  Surety or guarantee agreement
    .  Any power of attorney used in executing the Note.

    2. An original Mortgage creating a valid lien upon the Mortgage Premises to secure the Mortgage Note, and bearing evidence that such Mortgage has been duly recorded in the appropriate public records depository for the jurisdiction in which the Mortgaged Premises are located (the "Appropriate Recording Location");

    3. An "original Mortgage assignment", assigning the Mortgage to the Purchaser's custodian, "Texas Commerce Bank National Association, as the Custodian", bearing evidence of recordation in the Appropriate Recording Location and which has been prepared and executed in accordance with the laws in effect in such Location. Additionally, the Seller shall deliver to the Purchaser original or Certified Copies of any intervening mortgage assignments, bearing such evidence of recordation, which establish a complete chain of title from the originator of the Mortgage to the Seller;

    4. If any power of attorney was used in connection with the Mortgage, the recorded original of such power attorney. If any assumption agreement, modification agreement, or other agreement affecting terms of the Mortgage exists in connection with the Mortgage Loan, the recorded original of such agreement;

    5. As to each Mortgage Loan, a lender's title insurance policy satisfying the requirements of Section 4(23) of this Agreement, or if all conditions for issuance of such a policy have been met, but the policy has not been issued, a written commitment binder, or other form of preliminary documentation for such a policy as customarily issued by title insurers and relied upon by institutional mortgage lenders in the Property State. Seller shall either deliver the original lender's title insurance policy to the Purchaser on or before 90 days after the closing of this sale, or upon demand of Purchaser repurchase the Mortgage Loan;

    6. As to each Mortgage Loan on which a mortgage insurance policy was required at origination, the original mortgage insurance policy, issued by the applicable insurer;

    7. A hazard insurance policy satisfying the requirements of Section 4(10) and 4(12) of this Agreement or a certificate of insurance issued by the insurer certifying that a such a hazard insurance policy is in effect as to the Mortgaged Premises;

    8. If the Mortgaged Premises are located is a Special Flood Hazard Area participating in a flood insurance program, a certificate of insurance issued by the insurer certifying that a flood insurance policy meeting FNMA guidelines is in effect as to the Mortgaged Premises in the lesser of the amount of the Mortgage Loan or the maximum available amount under such insurance program; otherwise; evidence of a "life-of-loan" flood hazard tracking service or other documents as necessary to enable compliance with applicable laws relating to flood insurance;

    9. An original report of appraisal of the Mortgaged Premises, or a Certified Copy of the original;

    10. An original settlement statement, on the form approved by the Department of Housing and Urban Development ("HUD") executed in connection with the Mortgage Loan in the manner required by HUD-administered laws and regulations, or, if the original thereof is not available or if any such statement is not signed by any required party, a Certified Copy thereof;

    11. All other Mortgage Loan documents relating to the Mortgage Loan required to be delivered pursuant to the Saxon Shipping Manual.

    B. As to any Mortgage Loan on which one or more payments have been received, Seller shall deliver complete payment histories, escrow/impound account records, copies of any written communications with or on behalf of the borrower, and all other servicing records reasonably requested by Purchaser to evaluate or perform such servicing.

    SECTION 4. REPRESENTATION AND WARRANTIES OF SELLER.
               ---------------------------------------

    As a material inducement to the Purchaser to enter into this Agreement, the Seller makes the following representations and warranties to the Purchaser and to Purchaser's successors and assigns, each of which shall survive closing of this sale, and shall not be merged into the documents executed at such closing:

Company Representation and Warranties.
-------------------------------------

The Seller represents and warrants to the Purchaser that as the Closing Date:

    (a) The Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with such sale other that the Purchaser or any of its affiliates;

    (b) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State set forth in the Seller's Officer's Certificate attached hereto as Exhibit B, with file corporate power necessary to carry on its business as now being conducted; the Seller has the file corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

    (c) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Notes and the Security Instruments by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

    (d) Neither the execution and delivery of this Agreement, the sale of any Mortgage Loan to the Purchaser, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any provision of the Seller's charter or by-laws or any legal restriction or any material agreement to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the value of any such Loan;

    (e) There is no action, suit, proceeding or investigation pending or to the Seller's knowledge threatened against the Seller that, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or that would draw into question the validity of this Agreement or any Mortgage Loan or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or that would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

    (f) The Seller is the sole owner of each Mortgage Loan, free and clear of any adverse claim or security interest, and has the full right to sell each Mortgage Loan to the Purchaser, together with any rights with respect to the servicing of each Mortgage Loan following the closing date sold pursuant to this Agreement;

    (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the sale of each Mortgage Loan as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the closing date;

    (h) The Seller used no selection procedures adverse to the interests of Purchaser in selecting each Mortgage Loan from among the outstanding residential mortgage loans in its portfolio as to which the representations and warranties in this Agreement could be made;

    (i) The Seller will treat the disposition of each and all Mortgage Loans as sales of assets for financial accounting and reporting purposes;

    (j) The Seller is an experienced seller/servicer of residential mortgage loans, with the facilities, procedures, and experienced personnel necessary to service each Mortgage Loan in accordance with industry standards. In the event any Mortgage Loan is required by the terms of the Commitment Letter to conform origination guidelines of FNMA or FHLMC (each an "Agency"), Seller is approved and is in good standing, to sell and service mortgage loans for such Agency, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with such Agency's eligibility requirements or which would require notification to such Agency;

    (k) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

    (l) To the best of Seller's knowledge, neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the sale of any Loan or Loans to Saxon contains any materially untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

    (m) Each of Seller's financial statements delivered to the Purchaser fairly present the pertinent results of operations and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

    (n) The consideration received by the Seller upon the sale of each Mortgage Loan under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

    (o) Seller is solvent, and the sale of the Mortgage Loans individually and in the aggregate, will not cause the Seller to become insolvent. No sale of the Mortgage Loans to Saxon is undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

    Seller Representations and Warranties Regarding Individual Mortgage Loans.
    -------------------------------------------------------------------------

    As to each Mortgage Loan, the Seller hereby represents and warrants to the Purchaser that, as of the Closing Date:

    (1) Mortgage Loans as Described. The information set forth in the schedule
        ----------------------------
of Mortgage Loans, if any, attached hereto or to any Bulk Purchase Agreement between the parties is complete, true and correct in all material respects. Any photocopy delivered to Saxon purporting to be a copy of a Note or other Mortgage Loan document is certified by Seller to be a true copy of the document represented therein;

    (2) Note Calculations and Terms.  The Note related to the Mortgage Loan is
        ----------------------------
payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term from commencement of amortization of not more than 30 years. If the Mortgage Loan provides for an adjustable rate of interest, all blank spaces in the Note relating to change dates, calculation of changes, and limits on interest rate changes have been correctly filled in; and the index is correctly defined. Any blank space in the Note relating to the late change for overdue payments has been correctly filled in;

    (3) Payment Status. All payments required to be made prior to the
        ---------------
Closing Date for the Mortgage Loan under the terms of the Note have been made, and no payment has been 30 days delinquent more than once in the past 12 months;

    (4) No Defaults.   There is no default, breach, violation or event of
        ------------
acceleration existing under the Security Instrument or the Note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event of acceleration;

    (5) No Outstanding Charges.  There are no defaults in complying with the
        ----------------------
terms of the Security Instrument, and all taxes, governmental assessments, insurance premiums, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established and delivered to Saxon in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Borrower, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the due date of the first installment of principal and interest;

    (6) Original Terms Unmodified.  The terms of the Note and Security
        -------------------------
Instrument have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and which is contained in the Mortgage File for each Mortgage Loan to be delivered to Saxon. The substance of any such waiver, alteration or modification has been approved by the issuer of any related mortgage insurance policy and the title insurer, to the extent required by such policies, and its terms have been disclosed to Saxon. No Borrower has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related mortgage insurance policy and the title insurer, to the extent required by such policies, and which assumption agreement is part of the related Mortgage File delivered to Saxon. Any prepayment penalty set forth in the terms of the Note has not been waived or limited and remains in force according to its terms;

    (7) No Fraud in Origination. The Seller has not, and no borrower, appraiser,
        -----------------------
broker, or person verifying income, assets, or employment of any borrower has made any false or intentionally misleading statement of material fact, or intentionally withheld information necessary to prevent any such statement from being misleading, in connection with the approval or origination of the Mortgage Loan. Seller has not failed to disclose to Saxon any material fact known to Seller in connection with the Mortgage Loan;

    (8) No Defenses. The Mortgage Loan is not subject to any right of
        -----------
rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Note of the Security Instrument, or the exercise of any right thereunder, render either the Note or the Security Instrument unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. Seller has no knowledge that any mortgagor intends to assert any such defense; and Seller has no knowledge that any person liable on the Mortgage Loan was a debtor under any bankruptcy or insolvency law at the time the Mortgage Loan was originated, or has become such a debtor since origination;

    (9) Authority and Licensing.  At all relevant times the originator of the
        -----------------------
Mortgage Loan was duly organized, validly existing and in good standing in its state of incorporation, and fully authorized to do business in the State in which the mortgage premises are located under any applicable state law regarding doing business. The Mortgage Loan was originated in compliance with any applicable state or local law regarding doing business, and the licensing of mortgage brokers and/or lenders. At all relevant times all acts of officers acting or purporting to act on behalf of the Seller and the originator, if different from the Seller, in the origination of the Mortgage Loan, the execution of documents, and the performance of any other act pursuant to this Agreement have been duly and validly authorized, and shall be deemed to have been expressly ratified and confirmed;

    (10) Hazard Insurance.  All buildings or other, improvements upon the
         ----------------
Mortgaged Premises are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Premises is located pursuant to insurance policies issued by insurers having a current rating by Best's Insurance Reports of BIVI or better, and providing for no deductible in excess of the lesser of $1,000 or 1% of the applicable amount of coverage;

    (11) Flood Insurance.  If upon origination of the Mortgage Loan, the
         ---------------
Mortgaged Premises were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, and such flood insurance has been made available in the Mortgaged Premises' jurisdiction, a flood insurance policy meeting FNMA guidelines in effect at the time of origination is in effect. If at such time the Mortgaged Premises was not located in such an area, Seller has obtained a life-of-loan flood certification with respect to the Mortgaged Premises and has delivered the documentation related thereto with each Mortgage Loan;

    (12) Hazard and Flood Policies.  All individual insurance policies contain a
         -------------------------
standard mortgagee clause naming the Seller and its successors and assigns as Mortgagee, and all premiums thereon have been paid. The Security Instrument obligates the borrower thereunder to maintain the insurance policy at the borrower's cost and expense, and on the borrower's failure to do so, authorizes the holder of the Security Instrument to obtain and maintain such insurance at such borrower's cost and expense, and to seek reimbursement therefor from the borrower. The Seller has not engaged in, and has no knowledge of the borrower's or any services' having engaged in, any act or omission which would impair the coverage of any such policy. Seller is not affiliated with any insurance agent or broker which received compensation in connection with any such policy, and Seller has not and will not receive any payment or thing of value in connection with the issuance of any such policy;

    (13) Appraisal. Seller has delivered to Purchaser an appraisal of the
         ---------
Mortgaged Premises signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Premises or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. The determination of value of the Mortgaged Premises contained in such appraisal was determined in substantial compliance, in all material respects, with Uniform Standards of Professional Appraisal Practice;

    (14) ARM Disclosure. If the Mortgage Loan provides for an adjustable rate of
         --------------
interest, an adjustable rate mortgage disclosure ("ARM Disclosure") has been provided to the borrower as required by the federal truth-in-lending laws ("TILA") and a copy of the ARM Disclosure is contained in the Mortgage File for each Mortgage Loan to be delivered to Saxon. All material terms of the Arm Disclosure are correct and consistent with the Note;

    (15) No Satisfaction of Security Instrument. The Security Instrument has not
         --------------------------------------
been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Premises have not been released from the lien of the Security Instrument, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

    (16) Location and Type of Mortgage Property. The Mortgage Loan is secured by
         --------------------------------------
real property improved with a detached single family residence, other dwelling, or a two-to-four-family dwelling constituting an eligible type of Mortgaged Premises under Saxon's Underwriting guidelines. If the Mortgage Loan is secured premises containing a manufactured home, such Loan is identified as such in the Mortgage Loan Schedule. No portion of the Mortgage Premises is used for commercial purposes;

    (17) Valid Lien. The Security Instrument is a valid and enforceable lien on
         ----------
the Mortgaged Premises, including all improvements thereon, subject only to the lien of current real property taxes, assessments not yet due and payable, and to covenants, conditions and restrictions, rights of way, easements and other matters acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy which do not adversely affect the appraised value of the Mortgaged Premises; do not materially interfere with the residential use, enjoyment, value, or marketability of the related Mortgaged Premises; and are not identified in Saxon's underwriting guidelines as unacceptable title exceptions.

    If the Loan has been expressly offered to and accepted by Saxon as a second lien Mortgage Loan, then the Security Instrument is subject to only to only one prior mortgage lien; otherwise the Loan is not subject to any other mortgages, deeds of trust, or similar liens. To the best of the Seller's knowledge, as of the date of origination of the Mortgage Loan, the Mortgaged Preniises were not subject to any lien subordinate to the lien of the Security Instrument, except as specifically set forth in the related title insurance policy or binder;

    (18) Mortgage Documents and Execution. If the Mortgage Loan is an adjustable
         --------------------------------
interest mortgage ("ARM"), the Note is of a form identical to that prescribed by Purchaser for the applicable ARM program. If the Mortgage Loan is a fixed rate loan, the Note is of FNMA/FHLMC Form 3200 or other form acceptable to those agencies. The Security Instrument is of a form acceptable to FNMA and FHLMC for first liens (or, if the Loan has been expressly offered to and accepted by Saxon as a second lien Mortgage Loan, the form is acceptable to FNMA and FHLMC for second liens). The Note and the Security Instrument are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms subject to bankruptcy, reorganization or other similar laws. All parties to the Note and the Security Instrument had legal capacity to enter into the Mortgage Loan and to execute and deliver the Note and the Security Instrument, and no party was induced to do so by fraud, duress, or undue influence;

    (19) Full Disbursement of Proceeds. The proceeds of the Mortgage Loan have
         -----------------------------
been fully disbursed, and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. Any advances of proceeds prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Security Instrument. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Security Instrument were paid, and the Borrower is not entitled to any refund of any amount paid or due under the Note or Security Instrument;

    (20) Ownership: Third Party Interests. Immediately prior to the sale of the
         --------------------------------
Mortgage Loan to the Purchaser, the Seller will be the sole owner of, and will have good and marketable title to, the Mortgage Loan, subject to no prior lien, mortgage, security interest, participation interest, pledge, claim, charge or other encumbrance. On the date of sale to Saxon, the Mortgage Loan will be duly and validly assigned, and the related Notes will be endorsed, in the manner required by Saxon's published shipping instructions. The Mortgage Loan is not subject to any servicing or subservicing agreement with any third party as of the Closing Date;

    (21) Doing Business. All parties which have had any interest in the Mortgage
         --------------
Loan, whether as mortgagee, assignee, pledgee, Seller or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state and locality in which the Mortgaged Premises is located, and (b) either organized under the laws of such state, or in compliance with any applicable laws of such state related to qualification to do business in such state;

    (22) LTV: Primary Mortgage Insurance Policy.  No Mortgage Loan has an LTV
         --------------------------------------
equal to or greater than 95%. Either the original LTV of the Mortgage Loan was not more than 80% or the excess over 75% is and will be insured as to payment defaults by a mortgage insurance policy until the LTV of such Mortgage Loan reduced to 80%. All provisions of any such mortgage insurance policy have been and are being complied with, if the Mortgage Loan documents purport to show that such insurance policy is in force, then such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage Loan subject to a mortgage insurance policy obligates the mortgagor thereunder to maintain the mortgage insurance policy and to pay all premiums and charges in connection therewith. The note rate for the Mortgage Loan is net of any such insurance premium.

    If the Loan has been expressly offered to and accepted by Saxon as a second lien Mortgage Loan, then the cumulative LTV with respect to total of the first lien loan and the Mortgage Loan is not equal to or greater than 95%;

    (23) Title Insurance.  The Mortgage Loan is insured by an ALTA-form lender's
         ---------------
title insurance policy, or other form of policy of insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction in which the Mortgaged Premises are located, insuring the Seller, its successors and assigns, in the original principal amount of the Mortgage Loan, subject only to the exceptions permitted under the terms of this Agreement and Saxon's Underwriting guidelines. The Seller is the sole insured of such title insurance policy, and no prior holder of the Security Instrument, including the Seller, has done, by act of omissions, anything which would impair the coverage of such policy. (If the mortgaged premises are located in the state of Iowa, an attorney's opinion of title of a form acceptable to FNMA or FHLMC may be substituted for such title policy; however the aforesaid standards for acceptable title exceptions nevertheless apply);

    If the Loan has been expressly offered to and accepted by Saxon as a second lien Mortgage Loan, then the Mortgage Loan is insured by a title insurance policy meeting the requirements contained in Saxon's Underwriting guidelines;

    (24) No Mechanics' Liens. No mechanics' or similar liens or claims relating
         -------------------
to work, labor or material have been filed, and no rights are outstanding that under applicable law could give rise to any such liens, affecting the Mortgaged Premises which are or may be liens prior to, or of equal priority with the lien of the Security Instrument;

    (25) [Reserved];

    (26) Location of Improvements: No Encroachments. All improvements which were
         ------------------------------------------
considered in determining the appraised value of the Mortgaged Premises lie wholly within the boundaries and building restriction lines of the Mortgaged Premises, and no improvements on adjoining properties encroach upon the Mortgaged Premises. No improvement located or being part of the Mortgaged Premises is in material violation of any applicable zoning law or regulation;

    (27) Approved Originator. The Mortgage Loan was originated (in some cases
         -------------------
within the meaning contemplated by "no action" letters issued by the Securities Exchange Commission) by (i) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203, and 211 of the National Housing Act or by a Supervised Depository Institution; or (ii) by a savings and loan association, bank, credit union, or other depository institution or insurance company supervised as such by a federal or state supervisory agency having jurisdiction over such depository institution or insurance company;

    (28) Customary Provisions. The Security Instrument contains customary and
         --------------------
enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgage Property of the benefits of the security provided thereby, including, (i) in the case of a Security Instrument designated as a deed of trust or security deed, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemptions available to a mortgagor which would interfere with the right to sell the Mortgaged Premises at a trustee's sale or the right to foreclose the Security Instrument;

    (29) Conformance with Seller's Underwriting and Documents.  Although
         ----------------------------------------------------
Purchaser may re-underwrite the Mortgage Loan under Purchaser's guidelines, Seller represents and warrants that the Mortgage Loan substantially meets the underwriting guideline of the Seller in effect at the time the Mortgage Loan was originated;

    (30) Occupancy of the Mortgaged Premises. As of the closing date, the
         -----------------------------------
Mortgaged Premises are not unlawfully occupied. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Premises and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

    (31) No Additional Collateral. The Note is not and has not been secured by
         ------------------------
any collateral except the lien of the corresponding Security Instrument and such collateral deemed to be included therein under applicable law;

    (32) Deed of Trust Trustees. In the event the Security Instrument is a deed
         ----------------------
of trust, the trustee named in the deed of trust is fully qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expense are or will become payable by the Purchaser to the trustee under the deed of trust, except as expressly provided in the deed of trust or under applicable law in connection with a trustee's sale following default;

    (33) Acceptable Investment. The Seller has no knowledge of any circumstances
         ---------------------
or conditions with respect to the Security Instrument, the Mortgaged

Premises, the Borrower or the Borrower's credit standing that can reasonably be expected to cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

    (34) Assignment. All assignments of the Security Instrument necessary to
         ----------
establish a chain of title from the originator of the Mortgage Loan through Seller to Saxon, or its servicer or custodian as required by Saxon's published guidelines, and meeting the requirements of the jurisdiction in which the Mortgaged Premises are located, have been duly executed and recorded, and customary evidence of such recordation has been delivered to Purchaser;

    (35) Due on Sale.  The Note and the Security Instrument contain identical
         -----------
customary provisions for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Premises is sold or transferred without the prior written consent of the Mortgagee thereunder;

    (36) Assumability. The Mortgage Loan is assumable in accordance with the
         ------------
terms thereof, if such terms so provide;

    (37) No Buydown Provisions; No Graduated Payments or Contingent Interests.
         --------------------------------------------------------------------
The Mortgage Loan does not contain provisions pursuant to which monthly payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Borrower or anyone on behalf of the Borrower, or paid by any source other than the Borrower nor does it contain any other similar provisions currently in effect which may constitute a "buydown" or "temporary buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan, and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

    (38) No Negative Amortization.   The Mortgage Loan does not provide for
         ------------------------
negative amortization of the indebtedness in any circumstances;

    (39) Mortgaged Premises Undamaged; No Condemnation. The Mortgaged
         ---------------------------------------------
Premises are undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to materially affect adversely the value of the Mortgaged Premises as security for the Mortgage Loan or for the use of the premises as a residence. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Premises;

    (40) Origination Fees.  The fees collected and procedures employed at
         ----------------
origination of the Mortgage Loan were reasonable, customary, and in compliance with all applicable laws. Neither Seller nor any other lender or broker participating in the origination had, at the time of origination, any ownership interest in or revenue sharing agreement with any appraiser, credit reporter, title or escrow company, or other settlement service provider involved in the origination or settlement of the loan, except as disclosed to and accepted by the borrower in accordance with applicable law;

    (41) Escrow Accounts.  Any escrow or impound payments have been calculated,
         ---------------
collected, and administered in compliance with all applicable laws. Any escrow or impound account is in Seller's possession as set forth in the mortgage loan documents and records, in an amount sufficient to pay for every item provided for by such account, without, however exceeding any maximum balance allowed by law. No escrow payments or other charges or payments due the Seller have been capitalized, and there exist no deficiencies in connection therewith. Any interest required by law or contract to be paid on any escrow account has been fully paid or appropriately credited;

    (42) Compliance with Applicable Laws. Requirements of all federal, state and
         -------------------------------
local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or usury, applicable to the Mortgagee Loan have been complied with. Any evidence of such compliance requested by Purchaser to be included in the Mortgage Loan file has been included, and Seller will maintain in its files and deliver to Purchaser upon demand any additional evidence of such compliance;

    (43) Soldiers' and Sailors' Relief Act.  The Borrower has not notified the
         ---------------------------------
Seller, and the Seller has no knowledge of any relief requested or allowed to Borrower under the Soldiers' and Sailors' Civil Relief Act of 1940;

    (44) Environmental Matters. The Mortgaged Premises are sufficiently free
         ---------------------
from any and all toxic or hazardous substances so as to be in compliance with all applicable local, state or federal environmental laws, rules or regulations;

    (45) Legal Proceedings.  As of the date hereof; no property securing a
         -----------------
Mortgage Loan is subject to foreclosure, litigation, bankruptcy or insolvency proceedings or any work out or foreclosure agreement, and, to the best of the Seller's knowledge, the filing of a bankruptcy or insolvency proceeding that would result in such Mortgage Loan becoming subject to bankruptcy or insolvency proceedings is not imminent;

    (46) Servicing. Any servicing of the Mortgage Loan since origination has
         ---------
been in accordance with FNMA/FHLMC guidelines. In the event any servicing has been performed, all servicing and collection practices used with respect to the Mortgage Loan have been reasonable, customary, and in compliance with all applicable laws;

    (47) No Convertibility. The Mortgage Loan is not subject to conversion from
         -----------------
an adjustable to a fixed rate of interest;

    (48) No Section 32 Loans. The Mortgage Loan is not a "High Rate, High Cost"
         -------------------
loan (commonly known as a Section 32 loan) according to Regulation Z of the Truth in Lending Act, as amended;

    (49) No Consumer Credit Loans. The Mortgage Loan is not a "purchase money
         ------------------------
loan" for the purchase of non-real estate consumer goods, or "a consumer credit contract" for the purchase of non-real estate consumer goods, as those terms are defined in the regulations of the Federal Trade Commission relating to preservation of consumer's claims and defenses as set forth in 16 C.F.R. Part 433 or as amended or recodified.

    SECTION 5. Representations and Warranties of the Purchaser.  The
               -----------------------------------------------

Purchaser makes the following representations and warranties to the Seller and to Seller's successors and assigns, each of which shall survive closing of this sale, and shall not be merged into the documents executed at such closing:

    (a) The Purchaser is acquiring the Mortgage Loans for its own account and not as agent for any other person or entity;

    (b) The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

    (c) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all licenses necessary to carry on its business as now being conducted; the Purchaser has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Purchaser; and all requisite corporate action has been taken by the Purchaser to make this Agreement valid and binding upon the Purchaser in accordance with its terms;

    (d) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Purchaser;

    (e) Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Purchaser, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of an law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

    (f) There is no action, suit, proceeding or investigation pending or, to the best of Purchaser's knowledge, threatened against the Purchaser that, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Purchaser, or in any material impairment of the right or ability of the Purchaser to carry on its business substantially as now conducted, or in any material liability on the part of the Purchaser, or that would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Purchaser contemplated herein, or that would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement; and

    (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date.

SECTION 6.      Remedies Upon Breach of Representation or Warranty; Repurchase
                --------------------------------------------------------------
                Obligations.
                -----------

    (a) Seller agrees that each of the representations, warranties and covenants made herein have been relied upon by Purchaser notwithstanding any examination of Mortgage Loans heretofore or hereafter made by Purchaser or the Custodian on its behalf; and that such representations, warranties and covenants shall survive payment of the Purchase Price and the delivery of the Mortgage Loans, and shall remain in full force and effect until such time as all of the Mortgage Loans have been paid in full, foreclosed or otherwise retired, notwithstanding any applicable statute of limitations, which Seller hereby expressly waives.

    (b) Upon discovery by either party of a breach of a representation and warranty of Seller set forth in this Agreement, and upon further discovery that such breach materially and adversely affects any Mortgage Loan or the interest of the Purchaser therein, such party shall give prompt notice to the other party. Purchaser may also give such notice relating to any failure by Seller to deliver final documents as required under Section 3 of this Agreement. Seller shall have 60 days after receipt of such notice in which to cure in all material respects such breach. In the event that the Seller is unable to effect such cure within such time, then upon written demand by Purchaser the Seller shall within 10 days of such demand repurchase each affected Mortgage Loan at a price equal to the unpaid principal balance of such Mortgage Loan multiplied by the Purchase Price Percentage, plus accrued and unpaid interest thereon at the gross coupon rate through the date of repurchase (the "Repurchase Price"). Upon payment of the repurchase price, Purchaser shall promptly return the Mortgage File relating to the repurchased Mortgage Loan to the Seller.

    (c) In addition, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or resulting from any claim, demand, defense or assertion based on, related to, or arising from (a) a breach by the Seller of any of its convenants, representations or warranties contained in this Agreement or (b) the servicing of any Mortgage Loan prior to the transfer of servicing to Purchaser or its designated servicer.

    (d) Any cause of action relating to or arising out of the breach of any covenant, representation, or warranty of Seller made herein shall be deemed to accrue as to any Mortgage Loan upon the last to occur of (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach upon and in accordance with the demand of Purchaser made in accordance with this Agreement.

    (e) The remedies described in this Section 6 shall be cumulative and in addition to any other remedies available under applicable law.

    SECTION 7. Successors and Assigns; Assignment of Agreement.
               -----------------------------------------------

    A. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by either party without the consent of the other party or its successors or assigns, which consent shall not be unreasonably withheld or delayed. Failure or delay by a prospective assignee of either party in executing upon request a written assumption of this Agreement and all convenants, representations, and warranties contained herein shall be reasonable grounds for withholding consent to assignment to such prospective assignee.

    B. The foregoing limitations on assignments notwithstanding, the Purchaser may, at the Purchaser's sole option, effect one or more assignments of this Agreement or sales of some or all of the Mortgage Loans (a) to a trustee as part of one or more rated or unrated public or private pass-through transactions; (b) to one or more third party purchasers in one or more whole loan or participation pools; or (c) in connection with other secondary market or securitization transactions provided, however, that Purchaser shall not effect any such sale in any manner that would (i) impose an obligation on the Seller or the Purchaser to register under the Securities Act of 1933 or (ii) otherwise result in the violation of any applicable securities laws or regulations. The Seller shall cooperate with reasonable requests of the Purchaser to provide the information necessary to facilitate any assignment of the Agreement pursuant to this paragraph. In addition, Seller agrees to execute, upon request of Purchaser, reconstitution agreements in connection with such transactions, subject to the following conditions: (i) Seller shall have an opportunity to review such documents and negotiate in good faith regarding the terms thereof; (ii) Seller shall upon request restate all of the representators or warranties contained in this Agreement, but any such restated representations and warranties shall be made as of the Closing Date; and (iii) Purchaser shall reimburse Seller for any out-of-pocket expenses incurred in connection with complying with this Section 7(B).

    SECTION 8. Conditions to Closing.  The obligations of the Seller and the
               ---------------------
Purchaser to consummate the sale and purchase of the Mortgage Loans on the Closing Date are subject to the satisfaction of the following conditions:

    (a) all of the representations and warranties of the Seller and the Purchaser under this Agreement shall be true and correct as of the Closing Date, and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

    (b) all Mortgage Files shall have been delivered to the Purchaser as provided by this Agreement; and

    (c) all other terms and conditions of this Agreement shall have been complied with in all material respects.

    SECTION 9.  Closing; Delivery of Mortgage Loans.  The closing of the
                -----------------------------------
purchase and sale of the Mortgage Loans and the delivery of the Mortgage Loans shall take place on the Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree. The Closing Documents shall consist of fully executed originals of the following documents:

    (a)  this Agreement, which may be executed in counterparts;

    (b) the schedule of Mortgage Loans, to be attached to each counterpart of this Agreement; and

    (c) an Officer's Certificate in the form of Exhibit 2 hereto, including all attachments thereto.

    Subject to the conditions to closing set forth herein, the Purchaser shall pay the Purchase Price to the Seller on the Closing date by wire transfer of immediately available funds to the account designated by the Seller.

    SECTION 10.   Certain Costs to be Paid by Seller. The Seller shall pay any
                  ----------------------------------
commissions due to any broker or agent in connection with this transaction on any Mortgage Loan. In addition, Seller will pay any legal fees and expenses of its attorneys, and fees incurred in connection with the transfer and delivery of the Mortgage Loans, including preparation and recording of Assignments.

    SECTION 11.   Protection of Confidential Information. The Seller shall keep
                  --------------------------------------
confidential and shall not divulge to any party, without the Purchaser's written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent required by law or to the extent that it is appropriate for the Seller to do so in working with legal counsel, auditors, contract service providers, taxing authorities or other governmental agencies.

    SECTION 12.    No Solicitation. From and after the effective date of this
                   ---------------
Agreement, the Seller shall not directly or indirectly solicit, and the Seller shall exercise reasonable efforts to prevent any of its affiliates from directly or indirectly soliciting, by means of direct mail, or telephonic or personal solicitation, any Borrower of any of the Mortgage Loans for purposes of prepayment or refinance or modification of such Loans; it being understood and agreed that all rights and benefits relating to the direct solicitation of such Borrowers and all attendant rights, title and interest in and to the list of such Loans shall be included among the Mortgage Loan assets transferred to the Purchaser pursuant hereto. Provided that the transaction contemplated by this Agreement is consummated, the benefits of such transfer shall inure to the Purchaser from and after the effective date of this Agreement, and the Seller and its affiliates shall take no action after the date hereof to adversely affect such rights and benefits. It is understood and agreed that (i) promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, including without limitation mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, and (ii) unsolicited requests made by customers to any retail branches or offices of the Seller or its affiliates shall not constitute solicitation under this Section 12.

    SECTION 13.  Indulgences, Not Waivers. Any failure or delay by either party
                 ------------------------
in enforcing any provision this Agreement shall not constitute a waiver of such party's right to enforce such provision subsequently with respect to the same or subsequent circumstances.

    SECTION 14.  Notices.  All demands, notices and communications hereunder
                 -------
shall be in writing and shall be deemed to have been duly given on the earlier of (a) three business days after being mailed by registered or certified mail, return receipt requested and (b) otherwise when received by the other party at the address shown below in this Section or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee as follows: if to the Purchaser: Saxon Mortgage, Inc., 4880 Cox Road, Glen Allen, Virginia 23060, Attn.: Senior Vice President, and if to the Seller, Pan American Bank, FSB, at: 1300 South El Camino Real, 6th Floor, San Mateo, California
               -----------------------------------------------------------
94402. Attn.: Mr. Blair Kenny, or if no other address is specified in the
-----------------------------
preceding blank space, to the officer of Seller executing this Agreement at the address of such officer on file with Purchaser.

    SECTION 15.  Severability. Any determination by a court of competent
                 ------------
jurisdiction that any provision of this Agreement is void or unenforceable shall not affect the validity and enforceability the remaining provisions hereof.

    SECTION 16.  Counterparts.    This Agreement may be executed simultaneously
                 ------------
in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

    SECTION 17.  Governing Law. This Agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the Commonwealth of Virginia, without giving effect to any choice of law provisions thereof.

    SECTION 18.  Waivers: Modifications.  No term or provision of this Agreement
                 ----------------------
may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

    SECTION 19.  Exhibits.  The exhibits to this Agreement are hereby
                 --------
incorporated and made a part hereof and are an integral part of this Agreement.

    SECTION 20.   Survival.  This Agreement, and all covenants, representations,
                  --------
and warranties set forth herein, shall survive the Closing and shall not merge into the Closing documents. Without limiting the foregoing, proceeding with Closing shall not constitute any waiver of Purchaser's right too require any missing or incorrect document required to be delivered hereunder, even if Purchaser was afforded an opportunity to review such Mortgage Loan prior to Closing.

          IN WITNESS WHEREOF the parties have caused this document to be executed by their respective authorized officers as of the date first written above:

                                     SELLER: PAN AMERICAN BANK, FSB

                                     By: /s/ LAWRENCE J. GRILL
                                     -------------------------------------
                                     Name: Lawrence J. Grill
                                     Its: President

                                     PURCHASER: SAXON MORTGAGE, INC.
                                     By: /s/ CHARLES E. COUDRIET
                                     -------------------------------------
                                     Name: Charles E. Coudriet
                                     Its: President